Small Company Growth Portfolio Investment Strategy - Portfolio [Member] - Small Company Growth Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing mainly in the stocks of small and mid-size companies and choosing stocks considered by the Fund’s advisors to have superior growth potential. These companies often provide little or no dividend income. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund.Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small companies, choosing stocks considered by the Fund’s advisors to have superior growth potential.